UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21621

Name of Fund:  Defined Strategy Fund Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Mitchell M. Cox, Chief Executive
       Officer, Defined Strategy Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (212) 449-8118

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 -   Report to Stockholders


Defined Strategy Fund Inc.

Annual Report
September 30, 2005


(IQ LOGO) INVESTMENT ADVISORS

(N LOGO)
NUVEEN
INVESTMENTS


Defined Strategy Fund Inc. seeks total returns that, exclusive of Fund fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading).

This report, including the financial information herein, is transmitted to shareholders of Defined Strategy Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Defined Strategy Fund Inc.
Box 9011
Princeton, NJ 08543-9011


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Defined Strategy Fund Inc.


Portfolio Information as of September 30, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets


Altria Group, Inc.                                12.1%
The Coca-Cola Co.                                 10.8
SBC Communications, Inc.                          10.0
Pfizer, Inc.                                       9.9
Citigroup, Inc.                                    9.6
JPMorgan Chase & Co.                               9.3
Merck & Co., Inc.                                  9.1
Verizon Communications, Inc.                       8.7
E.I. du Pont de Nemours & Co.                      8.6
General Motors Corp.                               8.2



                                               Percent of
Five Largest Industries                        Net Assets

Pharmaceuticals                                   19.1%
Diversified Financial Services                    19.0
Diversified Telecommunication Services            18.6
Tobacco                                           12.1
Beverages                                         10.8


                                               Percent of
Sector Representation                          Net Assets**

Consumer Staples                                  23.1%
Health Care                                       19.7
Financials                                        19.2
Telecommunication Services                        18.6
Materials                                          8.6
Consumer Discretionary                             8.4
Information Technology                             0.2
Industrials                                        0.1
Other*                                             1.8

 * Includes portfolio holdings in short-term investments.

** Total may not equal 100%.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



A Letter From the President


Dear Shareholder

As you know, the investment objective of the Defined Strategy Fund Inc. (the "Fund") is to seek total returns that, exclusive of Fund fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) (the "DJIA") as determined once each year. The Fund pursues its investment objective by investing substantially all of its net assets in the ten highest dividend-yielding stocks in the DJIA in approximately equal dollar amounts. In addition, in seeking to enhance its returns, the Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities.

The DJIA is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The Dow Jones 10 Index (the "MUT Index") is an equal-weighted index of the top ten dividend-yielding stocks in the DJIA. It is not possible to make a direct investment in either the DJIA or the MUT Index.

The total return of the MUT Index was -5.68% from the inception of the Fund (December 28, 2004) through September 30, 2005. Over the same period, and after fees and expenses, the Fund posted a total return of -5.63% (as measured by change in net asset value plus dividend reinvestment). The Fund's performance over this period is consistent with our expectations. The Fund declared and paid its first three quarterly dividends in March, June and October.

IQ Investment Advisors LLC continues to take a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that aim to fulfill particular investor needs. We encourage you to revisit your portfolio to ensure that your asset allocation strategy is consistent with your specific investment needs. We thank you for trusting IQ Investment Advisors LLC with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,


(Mitchell M. Cox)
Mitchell M. Cox
President, IQ Investment Advisors LLC



DJIA (SM) is a service mark of Dow Jones & Company.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



A Discussion With Your Fund's Portfolio Manager


We are pleased to provide you with this shareholder report for Defined Strategy Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Nuveen Asset Management, the Fund's subadviser.


How has the Fund performed since its inception?

Since inception on December 28, 2004 through September 30, 2005, the Common Stock of Defined Strategy Fund Inc. had a total return of -5.63%, based on a change in per share net asset value from $19.10 to $17.75, and assuming reinvestment of all distributions. The Dow Jones 10 Index returned -5.68% for the same period.

For the six-month period ended September 30, 2005, the total return of the Fund was -1.63%, based on a change in per share net asset value from $18.19 to $17.75, and assuming reinvestment of all distributions. For the same period, the Dow Jones 10 Index returned -1.30%.

The Fund's first two dividends were paid on March 31 and June 30, 2005, with an indicative annualized dividend yield of 3.23%. By comparison, the annualized dividend yields on the Standard & Poor's 500 (R) ("S&P 500") Index and the Dow Jones Industrial Average (SM) ("DJIA") were approximately 2.13% and 2.59%, respectively.

For a description of the Fund's total return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


  S&P 500 (R) is a registered trademark of the McGraw-Hill Companies.


Describe the market environment during the period.

U.S. equity markets have been dogged by uncertainty during 2005, resulting in a range-bound market year-to-date. After a sell-off in the first quarter of 2005, equity markets rallied during the summer as hope surfaced that the Federal Reserve Board (the Fed) would soon finish tightening monetary policy without substantially crimping economic or corporate earnings growth. The final two months of the period brought a flurry of negative events, including Hurricanes Katrina and Rita, $70 per barrel oil prices, increased inflationary fears and two more Fed interest rate hikes.

Offsetting these negatives has been the continued resilience of the U.S. economy. Gross domestic product growth has averaged approximately 3.3% for the year. Despite widespread concerns, core inflation has remained remarkably stable at 2.0% on a year-over-year basis, and corporate earnings from continuing operations (S&P 500 companies) have grown at a rate of 12% year-over-year for the first and second quarters. Sideways stock price action and continued growth in earnings has resulted in a general contraction in price/ earnings (P/E) ratios. While a declining P/E ratio does not help an investor's total return immediately, it does indicate that there is increasing relative value to be found in the U.S. equity markets. A continuing decline in P/E ratios due to earnings growth augurs well for potential returns in the future.

Year-to-date through September 30, 2005, the broad market, as measured by the S&P 500 Index, posted a total return of +2.77%. Small cap stocks performed slightly better, with a total return of +3.38%, as represented by the Russell 2000 Index. The mega cap sector, as represented by the DJIA, posted a total return of -0.34%, while the Dow Jones 10 Index, returned -5.82% year-to-date.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



How have you managed the Fund since its inception?

As you are aware, the Fund's investment objective is to seek total returns that, exclusive of fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the DJIA. The Fund pursues its investment objective by investing substantially all of its net assets in the ten highest dividend-yielding stocks in the DJIA (the "Stocks") in approximately equal dollar amounts. In addition, in seeking to enhance its returns, the Fund enters into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities other than the Stocks (the "Other Stocks") and uses the sale proceeds of the forward contracts to purchase the Other Stocks.

Year-to-date, Altria Group, Inc. (formerly Phillip Morris Companies) has been the star of the Fund, posting a total return of +24.68% since the inception of the Fund. General Motors Corp. ("GM") and E.I. du Pont de Nemours & Co. have been the laggards, posting total returns of -20.17% and -18.25%, respectively. The remaining stocks in the Fund, combined with the variable prepaid forwards, have modestly benefited performance for the period.


How would you characterize the Fund's position at the close of the period?

We believe the Fund is well positioned to continue to meet its stated objectives. The current indicative dividend yield on the Dow Jones 10 Index is 4.29%, compared to the S&P 500 Index indicative dividend yield of 2.11%.


Rob A. Guttschow
Portfolio Manager

October 17, 2005



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Schedule of Investments


                                                      Shares
Industry       Common Stocks                            Held           Value

Automobiles--8.2%

       General Motors Corp.                          356,928     $   10,925,566

Beverages--10.8%

       The Coca-Cola Co.                             333,035         14,383,782

Biotechnology--19.1%

       Amgen, Inc. (a)                               145,000         11,552,150
       Gilead Sciences, Inc. (a)                     284,431         13,868,855
                                                                 --------------
                                                                     25,421,005

Capital Markets--9.5%

       E*Trade Financial Corp. (a)                   720,243         12,676,277

Chemicals--8.6%

       E.I. du Pont de Nemours & Co.                 291,133         11,403,680

Computers & Peripherals--5.9%

       Dell, Inc. (a)                                230,000          7,866,000

Diversified Consumer Services--5.9%

       Apollo Group, Inc. Class A (a)                117,502          7,800,958

Diversified Financial Services--19.0%

       Citigroup, Inc.                               281,956         12,834,637
       JPMorgan Chase & Co.                          366,102         12,421,841
                                                                 --------------
                                                                     25,256,478

Diversified Telecommunication Services--18.6%

       SBC Communications, Inc.                      553,497         13,267,323
       Verizon Communications, Inc.                  352,498         11,523,160
                                                                 --------------
                                                                     24,790,483

Food & Staples Retailing--8.6%

       The Kroger Co. (a)                            557,000         11,468,630

Health Care Equipment & Supplies--4.8%

       Boston Scientific Corp. (a)                   275,000          6,426,750

Health Care Providers & Services--11.5%

       Express Scripts, Inc. (a)                     246,000         15,301,200

Multiline Retail--7.5%

       Kohl's Corp. (a)                              199,957         10,033,842



                                                      Shares
Industry       Common Stocks                            Held           Value

Pharmaceuticals--25.5%

       Forest Laboratories, Inc. (a)                 222,118     $    8,655,938
       Merck & Co., Inc.                             443,555         12,069,131
       Pfizer, Inc.                                  530,343         13,242,665
                                                                 --------------
                                                                     33,967,734

Road & Rail--6.5%

       Swift Transportation Co., Inc. (a)            488,400          8,644,680

Semiconductors & Semiconductor
Equipment--8.2%

       Micron Technology, Inc. (a)                   825,000         10,972,500

Software--6.3%

       Oracle Corp. (a)                              675,000          8,363,250

Specialty Retail--13.4%

       Autozone, Inc. (a)                            104,000          8,658,000
       Bed Bath & Beyond, Inc. (a)                   228,311          9,173,536
                                                                 --------------
                                                                     17,831,536

Tobacco--12.1%

       Altria Group, Inc.                           218,515          16,106,741

       Total Common Stocks
       (Cost--$279,531,391)--210.0%                                 279,641,092



       Face
     Amount    Short-Term Securities

Time Deposit--1.8%

$ 2,456,966    State Street Bank, 3.20% due 10/03/2005                2,456,966

               Total Short-Term Securities
               (Cost--$2,456,966)--1.8%                               2,456,966

Total Investments
(Cost--$281,988,357*)--211.8%                                       282,098,058
Liabilities in Excess of Other Assets--(111.8%)                   (148,891,823)
                                                                 --------------
Net Assets--100.0%                                               $  133,206,235
                                                                 ==============

  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                          $    281,988,357
                                            ================
    Gross unrealized appreciation           $     22,829,170
    Gross unrealized depreciation               (22,719,469)
                                            ----------------
    Net unrealized appreciation             $        109,701
                                            ================

(a) Non-income producing security.

    Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series,
    LLC Cash Sweep Series I                     $    --       $   52,101


    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.


    Variable prepaid forward contracts as of September 30, 2005 were as follows:

    Shares Held     Issue++                                       Value

      145,000       Amgen, Inc.                             $  (11,292,498)
      117,502       Apollo Group, Inc. Class A                  (7,793,021)
      104,000       Autozone, Inc.                              (8,624,543)
      228,311       Bed Bath & Beyond, Inc.                     (9,095,178)
      275,000       Boston Scientific Corp.                     (6,426,365)
      230,000       Dell, Inc.                                  (7,858,019)
      720,243       E*Trade Financial Corp.                    (12,399,019)
      246,000       Express Scripts, Inc.                      (15,006,394)
      222,118       Forest Laboratories, Inc.                   (8,598,371)
      284,431       Gilead Sciences, Inc.                      (13,581,978)
      199,957       Kohl's Corp.                                (9,846,343)
      557,000       The Kroger Co.                             (11,207,676)
      825,000       Micron Technology, Inc.                    (10,744,305)
      675,000       Oracle Corp.                                (8,342,865)
      488,400       Swift Transportation Co., Inc.              (8,581,049)
                                                            ---------------
                    Total (Proceeds--$138,373,179)          $ (149,397,624)
                                                            ===============

        ++ Non-income producing securities.

    See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005


Statement of Assets, Liabilities and Capital

As of September 30, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$281,988,357)                           $   282,098,058
       Receivables:
           Dividends                                                                           $       436,613
           Investment adviser                                                                           97,012
           Other affiliates                                                                             73,248
           Interest                                                                                        218            607,091
                                                                                               ---------------    ---------------
       Total assets                                                                                                   282,705,149
                                                                                                                  ---------------

Liabilities

       Variable prepaid forward contracts, at value (proceeds--$138,373,179)                                          149,397,624
       Offering costs payable                                                                                               4,854
       Accrued expenses                                                                                                    96,436
                                                                                                                  ---------------
       Total liabilities                                                                                              149,498,914
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   133,206,235
                                                                                                                  ===============

Capital

       Common Stock, par value $.001 per share, 100,000,000 shares authorized                                     $         7,505
       Paid-in capital in excess of par                                                                               143,041,620
       Undistributed investment income--net                                                    $     1,077,664
       Accumulated realized capital losses--net                                                        (5,810)
       Unrealized depreciation--net                                                               (10,914,744)
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (9,842,890)
                                                                                                                  ---------------
       Total Capital--Equivalent to $17.75 per share based on 7,505,236 shares of
       Common Stock outstanding (market price--$16.25)                                                            $   133,206,235
                                                                                                                  ===============

       See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005


Statement of Operations

For the Period December 28, 2004++ to September 30, 2005
Investment Income

       Dividends                                                                                                  $     3,881,006
       Interest (including $52,101 from affiliates)                                                                       214,116
                                                                                                                  ---------------
       Total income                                                                                                     4,095,122
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       821,019
       Directors' fees and expenses                                                                     66,917
       Professional fees                                                                                60,800
       Printing and shareholder reports                                                                 29,739
       Accounting services                                                                              25,495
       Transfer agent fees                                                                              25,479
       Listing fees                                                                                     19,135
       Custodian fees                                                                                    9,504
       Pricing fees                                                                                      1,080
       Other                                                                                            13,678
                                                                                               ---------------
       Total expenses before reimbursement                                                           1,072,846
       Reimbursement of expenses                                                                      (13,226)
                                                                                               ---------------
       Total expenses after reimbursement                                                                               1,059,620
                                                                                                                  ---------------
       Investment income--net                                                                                           3,035,502
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized losson investments--net                                                                                   (5,810)
       Unrealized appreciation/depreciation on:
           Investments--net                                                                            109,701
           Variable prepaid forward contracts--net                                                (11,024,445)       (10,914,744)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (10,920,554)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (7,885,052)
                                                                                                                  ===============

           ++ Commencement of operations.

              See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005


Statement of Changes in Net Assets

For the Period December 28, 2004++ to September 30, 2005
Operations

       Investment income--net                                                                                     $     3,035,502
       Realized loss--net                                                                                                 (5,810)
       Unrealized appreciation/depreciation--net                                                                     (10,914,744)
                                                                                                                  ---------------
       Net decrease in net assets resulting from operations                                                           (7,885,052)
                                                                                                                  ---------------


Dividends to Shareholders

       Investment income--net                                                                                         (1,958,721)
                                                                                                                  ---------------

Common Stock Transactions

       Proceeds from issuance of Common Stock                                                                         143,250,000
       Offering cost resulting from issuance of Common Stock                                                            (300,000)
                                                                                                                  ---------------
       Net increase in net assets resulting from Common Stock transactions                                            142,950,000
                                                                                                                  ---------------

Net Assets

       Total increase in net assets                                                                                   133,106,227
       Beginning of period                                                                                                100,008
                                                                                                                  ---------------
       End of period*                                                                                             $   133,206,235
                                                                                                                  ===============
         * Undistributed investment income--net                                                                   $     1,077,664
                                                                                                                  ===============

        ++ Commencement of operations.

           See Notes to Financial Statements.



Statement of Cash Flows

For the Period December 28, 2004++ to September 30, 2005
Cash Used for Operating Activities

       Net decrease in net assets resulting from operations                                                       $   (7,885,052)
       Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
           Increase in receivables                                                                                      (607,091)
           Increase in accrued expenses                                                                                    96,436
           Realized and unrealized loss--net                                                                           10,920,554
           Amortization of premium and discount                                                                         (162,015)
       Purchases of long-term securities--net                                                                       (279,531,391)
       Purchases of short-term investments--net                                                                       (2,300,761)
                                                                                                                  ---------------
       Net cash used for operating activities                                                                       (279,469,320)
                                                                                                                  ---------------

Cash Provided by Financing Activities

       Proceeds from issuance of Common Stock                                                                         143,250,000
       Proceeds from variable prepaid forward contracts                                                               138,373,179
       Cash payments on offering costs                                                                                  (295,146)
       Dividends paid to shareholders                                                                                 (1,958,721)
                                                                                                                  ---------------
       Net cash provided by financing activities                                                                      279,369,312
                                                                                                                  ---------------

Cash

       Net decrease in cash                                                                                             (100,008)
       Cash at beginning of period                                                                                        100,008
                                                                                                                  ---------------
       Cash at end of period                                                                                      $            --
                                                                                                                  ===============

           ++ Commencement of operations.

              See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005


Financial Highlights
                                                                                                                  For the Period
                                                                                                                   December 28,
                                                                                                                    2004++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2005
Per Share Operating Performance

       Net asset value, beginning of period                                                                       $         19.10
                                                                                                                  ---------------
       Investment income--net***                                                                                              .40
       Realized and unrealized loss--net                                                                                   (1.45)
                                                                                                                  ---------------
       Total from investment operations                                                                                    (1.05)
                                                                                                                  ---------------
       Less dividends from investment income--net                                                                           (.26)
                                                                                                                  ---------------
       Offering costs resulting from the issuance of Common Stock                                                           (.04)
                                                                                                                  ---------------
       Net asset value, end of period                                                                             $         17.75
                                                                                                                  ===============
       Market price per share, end of period                                                                      $         16.25
                                                                                                                  ===============

Total Investment Return**

       Based on net asset value per share                                                                              (5.63%)+++
                                                                                                                  ===============
       Based on market price per share                                                                                (17.49%)+++
                                                                                                                  ===============

Ratios to Average Net Assets

       Expenses, net of reimbursement                                                                                      1.01%*
                                                                                                                  ===============
       Expenses                                                                                                            1.02%*
                                                                                                                  ===============
       Investment income--net                                                                                              2.89%*
                                                                                                                  ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                                   $       133,206
                                                                                                                  ===============
       Portfolio turnover                                                                                                      0%
                                                                                                                  ===============

         * Annualized.

        ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
The Defined Strategy Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with a fixed term of existence. The Fund pursues its investment objective by investing substantially all of its net assets, in approximately equal amounts, in the ten highest dividend-yielding stocks in the Dow Jones Industrial Average (as of a date determined once each year) (the "Stocks"). To enhance its returns, the Fund will simultaneously enter into variable prepaid forward contracts, with terms of approximately one year, to sell liquid equity securities and will use the proceeds to purchase those same liquid equity securities other than the Stocks. Prior to commencement of operations on December 28, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on December 9, 2004 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Notes to Financial Statements (continued)


* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Variable prepaid forward contracts--The Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities and will use the sale proceeds to purchase those same liquid equity securities. In a variable prepaid forward contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the stock's performance. The variable prepaid forward contracts will be prepaid to the counterparties to these transactions and as a result the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The liquid equity securities may serve as collateral for the Fund's obligation under the variable prepaid forward contracts.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date end at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)


(h) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $883 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of a permanent difference attributable to a nondeductible expense. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc.
("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .35% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There was no increase in the aggregate fees paid by the Fund for these services. For the period December 28, 2004 to September 30, 2005, IQ earned fees of $821,019, of which $13,226 was reimbursed.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to ML & Co. and its affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ. Pursuant to that order, the Fund may retain Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of IQ, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the period December 28, 2004 to September 30, 2005, MLPF&S received gross fees from underwriting of $5,671,871 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $33,350 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, IQ, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases, excluding short-term securities, for the period December 28, 2004 to September 30, 2005 were $279,531,391.


4. Common Stock Transactions:
The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period December 28, 2004 to September 30, 2005 increased by 7,500,000 from shares sold.


5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal year ended September 30, 2005 was as follows:

                                          12/28/2004++ to 9/30/2005
Distributions paid from:
  Ordinary income                                  $      1,958,721
                                                   ----------------
Total taxable distributions                        $      1,958,721
                                                   ================

  ++ Commencement of operations.


As of September 30, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                 $      1,077,664
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                         1,077,664
Capital loss carryforward                                        --
Unrealized losses--net                                (10,920,554)*
                                                   ----------------
Total accumulated losses--net                      $    (9,842,890)
                                                   ================

 * The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


6. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $.143470 per share on October 31, 2005 to shareholders of record on October 24, 2005.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Defined Strategy Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Defined Strategy Fund Inc., as of September 30, 2005, the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period December 28, 2004 (commencement of operations) to September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Defined Strategy Fund Inc. as of September 30, 2005, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period December 28, 2004 through September 30, 2005, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, NJ
November 21, 2005



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid quarterly by Defined Strategy Fund Inc. during the taxable year ended September 30, 2005:


Qualified Dividend Income for Individuals                                         100%
Dividends Qualifying for the Dividends Received Deduction for Corporations        100%
Federal Obligation Interest*                                                     3.99%

 * The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax.
   We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.


Fund Certification (unaudited)


In July 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by the federal securities laws.

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Automatic Dividend Reinvestment Plan (concluded)


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Disclosure of Investment Advisory Agreement


Subadvisory Agreement--Matters Considered by the Board

Pursuant to an investment advisory and management agreement between the Fund and IQ Investment Advisors LLC (the "Adviser"), the Adviser provides investment advisory, management and administrative services to the Fund. The Adviser entered into a subadvisory agreement dated December 16, 2004 and effective December 22, 2004 (the "Original Subadvisory Agreement"), with Nuveen Institutional Advisory Corp., now doing business as Nuveen Asset Management (the "Subadviser"), pursuant to which the Adviser delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser is responsible for implementing the Fund's investment strategy. The Fund's Original Subadvisory Agreement was approved by the Board on September 22, 2004. At that time the Subadviser was a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen was a publicly traded company and, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). The Original Subadvisory Agreement, as required by Section 15 of the 1940 Act, provided for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). A change in control of the Subadviser was deemed to be an assignment of the Original Subadvisory Agreement.

On March 25, 2005, Nuveen and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen (the "Sale"). The Sale was effectively completed on or about July 28, 2005, and Nuveen emerged as a fully independent public company. During the time period between the automatic termination of the Original Subadvisory Agreement caused by the change of control of the Subadviser and the approval of the New Subadvisory Agreement by the stockholders of the Fund at a meeting held on August 26, 2005, the Subadviser continued to provide subadvisory services to the Fund at no cost to the Fund or the Adviser.

In anticipation of the consummation of the Sale, the Board met in person on April 20, 2005 for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders to approve a new subadvisory agreement between the Adviser and the Subadviser (the "New Subadvisory Agreement" and together with the Original Subadvisory Agreement, the "Subadvisory Agreements"). At the Board meeting, and for the reasons discussed below, the Board, including all of the Board's directors who are not "interested persons" of the Fund, the Adviser or the Subadviser as defined in the 1940 Act (the "Independent Directors"), unanimously approved the New Subadvisory Agreement and unanimously recommended its approval by stockholders in order to assure continuity of subadvisory services to the Fund after the Sale. The stockholders approved the New Subadvisory Agreement on August 26, 2005.


Board Considerations in Approving the New Subadvisory Agreement

The Approval Process--In considering approval of the New Subadvisory Agreement between the Adviser and the Subadviser, the Board received and discussed various materials provided to it in advance of the meeting which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Board had received in connection with its consideration and approval of the Original Subadvisory Agreement, due diligence materials from the Subadviser and a report on the Sale. In addition, the Board considered materials received at previous meetings of the Board regarding the Fund.

At the April 20, 2005 Board meeting, representatives of the Subadviser made a presentation regarding the Sale and responded to questions from the Board. The Independent Directors discussed the presentation given at the meeting by representatives of the Subadviser and the materials distributed in connection therewith, which provided information about the transaction causing the change in control of the Subadviser. The Independent Directors met privately with their legal counsel to review the Board's duties in reviewing a subadvisory agreement and approving the New Subadvisory Agreement. The Board considered all factors it believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Subadviser; (b) the investment performance of the Fund and the Subadviser; (c) the costs of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund; and (d) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services--In connection with their consideration of the New Subadvisory Agreement, the Board considered representations by representatives of the Adviser and the Subadviser that there would be no diminution in the services to be rendered by the Adviser and the Subadviser, respectively, to the Fund as a result of the change in control of the Subadviser and the effectiveness of the New Subadvisory Agreement. The Board noted that representatives of the Subadviser stated that they did not anticipate any change in the personnel of the Subadviser responsible for providing services to the Fund, and in particular that the investment and compliance personnel of the Subadviser were not expected to change, as a result of the change in control of the Subadviser.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Disclosure of Investment Advisory Agreement (continued)


In reviewing the New Subadvisory Agreement, the Board focused on the experience of the Subadviser in managing registered funds. The Board considered the reputation and investment experience of the Subadviser and its investment professionals who would continue to serve as portfolio managers after the change in control. The Board noted the representations of the Subadviser's representatives that the change in control would have no adverse effect on the experience, resources and strengths of the Subadviser in managing investment companies. The Board then discussed the Subadviser's anticipated financial condition after the change in control. The Board noted statements from the Subadviser's representatives that the financial position of the Subadviser would not be negatively affected by the Sale. The Board also considered representations from the Subadviser that the change in control would not have an effect on the Subadviser's compliance personnel or compliance procedures. The Board then discussed the due diligence performed by officers of the Adviser regarding the Subadviser. Based on the discussions held and the materials presented at this meeting and prior meetings, the Board determined that the proposed change in control of the Subadviser would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Subadviser under the New Subadvisory Agreement. In addition, the Board was of the view that the Subadviser had evidenced a commitment to maintaining a culture of compliance which would continue after the Sale.

B. The Investment Performance of the Fund and the Subadviser--The Board based its review of the Subadviser's performance primarily on the experience of the Subadviser in managing other registered investment companies with investment strategies similar to the Fund's investment program because at the time of the meeting the Fund had only been in operation for four months. The Board did, however, generally discuss the Subadviser's performance for the short time period that it had been managing the Fund's investment program. The Board did not specifically consider the Subadviser's performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Board considered the reputation and investment experience of the Subadviser and its investment professionals, taking into account the Subadviser's historical position as a leading sponsor of unit investment trusts ("UITs"), including UITs involving similar management techniques as those employed by the Fund. The Board discussed the experience, resources and strengths of the Subadviser in managing or sponsoring investment companies. The Board also considered the experience of the Fund's portfolio manager and discussions held with the manager regarding implementation of the Fund's investment program. Following its deliberations, the Board concluded that, while past performance is not an indicator of future performance, the Subadviser should likely be able to continue to effectively implement the Fund's investment strategy in attempting to meet the Fund's investment objectives.

C. Fees and Profitability of Subadviser--The Board considered representations by representatives of the Adviser and the Subadviser that there would be no change in the allocation of the management fee between the Adviser and Subadviser in relation to the services provided by the Subadviser, as a result of the change in control of Nuveen and the effectiveness of the New Subadvisory Agreement. In considering the compensation to be paid to the Subadviser, noting that no change to such compensation from that payable under the Original Subadvisory Agreement was proposed, the Board referred to the materials presented and discussions held in connection with their consideration of the Original Subadvisory Agreement for the Fund. The Board noted that in connection with such considerations they had received and reviewed fee comparison data from Lipper Inc. (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. In reviewing that data, the Board noted that the subadvisory fee was at a level that continued to be reasonable and similar to that of comparable funds. Taking into account the totality of the information and materials provided to it at this meeting and at prior meetings, including, among other things, the fact that the subadvisory fee was negotiated by the Adviser on an arm's length basis, the Board concluded that the subadvisory fee proposed under the New Subadvisory Agreement continued to be reasonable for the services being rendered.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Disclosure of Investment Advisory Agreement (concluded)


D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale--The Board also considered whether the Fund would be able to participate in any economies of scale that the Subadviser may experience given present asset levels of the Fund. On this point, the Board noted the uncertainty of the asset levels of the Fund going forward, including the fact that the Fund offers to repurchase its shares annually and that the Fund is scheduled to terminate after a five-year term, discussed the renewal requirements for investment advisory agreements in general, and determined that it would revisit this issue from time to time.


The Board's Conclusions About the New Subadvisory Agreement

The Board examined the totality of the information it was provided and did not identify any single factor discussed previously as controlling. The Board, including all of the Independent Directors, concluded that the terms of the New Subadvisory Agreement were fair and reasonable, that the Subadviser's fees are reasonable in light of the services provided to the Fund, and that the New Subadvisory Agreement should be approved and recommended to stockholders.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005


Officers and Directors
                                                                                               Number of
                                                                                               IQ Advisors-
                                                                                               Affiliate
                                                                                               Advised Funds    Other Public
                        Position(s)  Length of                                                 and Portfolios   Directorships
                        Held with    Time                                                      Overseen by      Held by
Name, Address & Age     Fund         Served**  Principal Occupation(s) During Past 5 Years     Director         Director
Non-Interested Directors*


Alan R. Batkin          Director &   2004 to   Vice-Chairman, Kissinger Associates, Inc., a         6           Hasbro, Inc.;
P.O. Box 9095           Chairman     present   consulting firm, since 1990.                                     Overseas
Princeton,              of the                                                                                  Shipholding
NJ 08543-9095           Board                                                                                   Group, Inc.;
Age: 61                                                                                                         Cantel Medical
                                                                                                                Corp.; and
                                                                                                                Diamond
                                                                                                                Offshore
                                                                                                                Drilling, Inc.


Paul Glasserman         Director &   2004 to   Professor, Columbia University Business School       6           None
P.O. Box 9095           Chairman     present   since 1991; Senior Vice Dean since July 2004.
Princeton,              of the
NJ 08543-9095           Audit
Age: 43                 Committee


Steven W. Kohlhagen     Director     2005 to   Retired since August 2002; Managing Director,        6           None
P.O. Box 9095                        present   Wachovia National Bank and its predecessors
Princeton,                                     (1992-2002).
NJ 08543-9095
Age: 57


William J. Rainer       Director &   2004 to   Retired since November 2004; Chairman and            6           None
P.O. Box 9095           Chairman of  present   Chief Executive Officer, OneChicago, LLC, a
Princeton,              Nominating             designated contract market (2001 to November
NJ 08543-9095           and                    2004); Chairman, U.S. Commodity Futures
Age: 59                 Corporate              Trading Commission (1999-2001).
                        Governance
                        Committee


  * Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

 ** Each Director will serve until the next annual meeting and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.




Interested Director*


Andrew J. Donohue       Director     2005 to   IQ Investment Advisors LLC, Chief Legal Officer      7           None
P.O. Box 9095                        present   since 2004; Global General Counsel, FAM and
Princeton,                                     MLIM, since March 2003; prior to 2003, General
NJ 08543-9095                                  Counsel, OppenheimerFunds, Inc.
Age: 55


  * Mr. Donohue is an Interested Director because of his position as an employee of the
    Adviser and its affiliates. Mr. Donohue serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Mitchell M. Cox         President    2004 to   IQ Investment Advisors LLC, President since April 2004; MLPF&S, First Vice
P.O. Box 9011                        present   President, Head of Global Private Client Market Investments and Origination
Princeton,                                     since 2003; MLPF&S, First Vice President, Head of Structured Products Origination
NJ 08543-9011                                  and Sales (2001-2003); MLPF&S, Director, Head of Structured Products Origination
Age: 39                                        (1997-2001).


Donald C. Burke         Vice         2004 to   IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First
P.O. Box 9011           President,   present   Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Princeton,              Treasurer              Senior Vice President and Treasurer of Princeton Services since 1999 and Director
NJ 08543-9011           and                    since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM
Age: 45                 Secretary              (1990-1997); Director of Taxation of MLIM (1990-2001).


Andrew J. Donohue       Chief Legal  2005 to   IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global
P.O. Box 9011           Officer      present   General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel,
Princeton,                                     Oppenheimer Funds, Inc.
NJ 08543-9011
Age: 55


Jeffrey Hiller          Chief        2004 to   IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief Compliance
P.O. Box 9011           Compliance   present   Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,              Officer                Compliance Officer of MLIM (Americas Region) since 2004; Global Director of
NJ 08543-9011                                  Compliance at Morgan Stanley Investment Management (2002-2004); Managing Director
Age: 54                                        and Global Director of Compliance at Citigroup Asset Management (2000-2002);
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial (1995-2000); Senior Counsel in the SEC's Division
                                               of Enforcement in Washington, DC (1990-1995).


Justin C. Ferri         Vice         2005 to   IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Vice President,
P.O. Box 9011           President    present   Global Private Client Group Market Investments & Origination since 2005;
Princeton,                                     MLPF&S, Vice President, Head Global Private Client Rampart Equity Derivatives
NJ 08543-9011                                  (2004-2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic
Age: 30                                        Analytic Development (2002-2004); mPower Advisors LLC, Vice President,
                                               Quantitative Development (1999-2002).


Jay M. Fife             Vice         2005 to   IQ Investment Advisors LLC, Vice President since 2005; MLIM, Director since 2000;
P.O. Box 9011           President    present   MLPF&S, Director (2000) and Vice President (1997-2000).
Princeton,              and
NJ 08543-9011           Assistant
Age: 35                 Treasurer


Colleen R. Rusch        Vice         2005 to   IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
P.O. Box 9011           President    present   Private Client Group Market Investment & Origination since July 2005; MLIM,
Princeton,              and                    Director from January 2005 to July 2005; Vice President of MLIM (1998-2004).
NJ 08543-9011           Assistant
Age: 38                 Secretary


  * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


NYSE Symbol
DSF



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005



Proxy Results


During the six-month period ended September 30, 2005, Defined Strategy Fund Inc.'s shareholders voted on the following proposal. At a shareholders' meeting on April 28, 2005, the meeting was adjourned until June 28, 2005, at which time the proposal passed. A description of the proposal and number of shares voted are as follows:

                                                                       Shares Voted             Shares Withheld
                                                                            For                    From Voting
1. To elect the Fund's Board of Directors:    Alan R. Batkin             3,787,399                   421,624
                                              Andrew J. Donohue          3,787,199                   421,824
                                              Paul Glasserman            3,787,899                   421,124
                                              Steven W. Kohlhagen        3,788,449                   420,574
                                              William J. Rainer          3,787,949                   421,074


During the six-month period ended September 30, 2005, Defined Strategy Fund
Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 26, 2005. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Voted     Shares Voted
                                                                            For            Against          Abstain
1. To approve a new Subadvisory Agreement.                               6,988,977         192,615          275,079


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Alan
           R. Batkin and (2) Steven W. Kohlhagen.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -   Fiscal Year Ending September 30, 2005 - $30,600
                              Fiscal Year Ending September 30, 2004 - $N/A

           (b) Audit-Related Fees -
                              Fiscal Year Ending September 30, 2005 - $8,400 Fiscal Year Ending September 30, 2004 - $0

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -     Fiscal Year Ending September 30, 2005 - $13,200
                              Fiscal Year Ending September 30, 2004 - $N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                              Fiscal Year Ending September 30, 2005 - $0
                              Fiscal Year Ending September 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending September 30, 2005 - $6,294,338
               Fiscal Year Ending September 30, 2004 - $N/A

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $919,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Alan R. Batkin
           Steven W. Kohlhagen
           Paul Glasserman
           William J. Rainer

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           The Fund's Board of Directors has delegated to IQ Investment Advisors LLC (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of the registered investment companies to which the Investment Adviser provides investment management services, such as the Fund (collectively, the "Funds"). Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each of the Funds and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by each of the Funds. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of each of the Funds are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee will be chaired by the President of the Investment Adviser or his designee (the "Committee Chairman"). The Committee Chairman will be assisted by such other investment professionals of the Investment Adviser as are appointed by the Committee Chairman. The Committee shall also consist of investment analysts appointed by the Committee Chairman who have experience with the investment strategies of the Funds, and such other personnel with investment or other relevant experience, as the Committee Chairman deems appropriate. No employees of the Investment Adviser whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee. One member of the Investment Adviser's Legal Advisory group, selected by the Chief Legal Officer of the Investment Adviser, will serve as a non-voting member of the Committee and shall serve as the Committee's Secretary and principal legal counsel.

           The Committee determines how to vote the proxies of each of the Funds that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of each of those Funds and are free from unwarranted and inappropriate influences. The Committee has established proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from the Investment Adviser's investment personnel, any subadviser's personnel, proxy voting services or other knowledgeable interested parties (the "Guidelines"). It is expected that the Committee will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for each of the Funds and in accordance with the Guidelines. The Guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum present. In addition, the Committee will be responsible for ensuring that all reporting and record keeping requirements related to proxy voting are fulfilled.

           If the Committee determines that a proxy voting issue is not contemplated by the Guidelines the Committee may elect to adopt a common position for each of the Funds with respect to such proxy vote, and may seek the advice of each of the Funds' portfolio manager to assist in making decisions on how best to maximize economic value for each of the Funds for which they are responsible (similar to normal buy/sell investment decisions made by such Fund's portfolio managers).

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and record keeping. ISS will also assist the Fund in fulfilling its reporting and record keeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits.

           From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its Guidelines (or if the particular proxy matter is not addressed by the Guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Committee Chairman (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the Committee Chairman. The Committee Chairman shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of each of the Funds or, if the proxy matter is, in their judgment, akin to an investment decision, confer with the applicable subadviser and its portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal Guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

           The Committee has determined that it is appropriate and in the best interests of the Funds to adopt the following Guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. In general, the Committee will vote proxies in accordance with the Guidelines unless: (1) the subject matter of the vote is not covered by the Guidelines or (2) a material conflict is present.

           The Investment Adviser has adopted the Guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings. In general, the Committee will favor proposals promoting transparency and accountability within a company.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2005.

           (a)(1) Mr. Rob A. Guttschow, CFA is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") since 2004. Mr. Guttschow is Vice President and Derivatives Overlay Manager of Nuveen Asset Management ("NAM"). He is responsible for developing and implementing derivatives-based hedging strategies for NAM. Mr. Guttschow joined NAM in May 2004. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management ("LCM") from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst ("CFA") and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago.
                  Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.


           (a)(2) As of September 30, 2005:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other          Other                       Other          Other
           (i) Name of      Registered       Pooled                    Registered       Pooled
           Portfolio        Investment     Investment     Other        Investment     Investment      Other
           Manager          Companies       Vehicles     Accounts      Companies       Vehicles      Accounts
           Rob
           Guttschow,
           CFA                        1            0           0               0               0            0
                      $  217,861,105.91      $     0     $     0         $     0         $     0      $     0

           (iv) Potential Material Conflicts of Interest

           Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

           Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Adviser and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser and its affiliates to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

           To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his or her time and attention among relevant accounts.

           In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           MLIM has adopted policies and procedures designed to address conflicts of interest its portfolio managers may face.

           (a)(3)As of September 30, 2005:

           Compensation.    Mr. Guttschow's compensation consists of three
           basic elements--base salary, cash bonus and long-term incentive compensation. The Subadviser's compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Mr. Guttschow's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by Mr. Guttschow's investment team, the investment performance of the accounts managed by Mr. Guttschow, and the overall performance of Nuveen Investments, Inc. (the parent company of the Subadviser). Although investment performance is a factor in determining Mr. Guttschow's compensation, it is not necessarily a decisive factor. Additionally, although the Subadviser will use a proprietary benchmark consisting of a composite of the performance of the DJIA (SM) and a series of hypothetical call options written on the DIAMONDS Trust (a passively managed investment trust that seeks investment results that generally correspond to the price and yield performance of the DJIA (SM)) to evaluate Mr. Guttschow's performance, it is only one factor used in deciding upon his compensation.

           Base salary. Mr. Guttschow is paid a base salary that is set at a level determined by the Subadviser in accordance with its overall compensation strategy discussed above. The Subadviser is not under any current contractual obligation to increase Mr. Guttschow's base salary.

           Cash bonus. Mr. Guttschow is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by Mr. Guttschow's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Subadviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Subadviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

           Long-term incentive compensation. Mr. Guttschow is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

           Material Conflicts of Interest.    Mr. Guttschow's simultaneous
           management of the Fund and the other registered investment company noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Subadviser, however, believes that such potential conflicts are mitigated by the fact that this Fund and the one other fund currently managed by Mr. Guttschow are not actively managed with respect to the equity securities chosen for each fund's portfolio and will generally change their core equity portfolio holdings at different times.

           The Subadviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

           (a)(4)Beneficial Ownership of Securities.    As of September 30,
                 2005, Mr. Guttschow does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable during the reporting period.

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Defined Strategy Fund Inc.


By:     /s/ Mitchell M. Cox
       -------------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: November 21, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Mitchell M. Cox
       -------------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: November 21, 2005


By:     /s/ Donald C. Burke
       -------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Defined Strategy Fund Inc.


Date: November 21, 2005